SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549

                  __________________________

                           FORM 8-K

                        CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


                        Date of Report
               (Date of earliest event reported)
                       November 1, 1996

                       MANOR CARE, INC.
    (Exact name of registrant as specified in its charter)

                           Delaware
        (State or other jurisdiction of incorporation)


         1-7645                         52-1200376
(Commission File Number)    (IRS Employer Identification No.)


11555 Darnestown Road, Gaithersburg, Maryland          20878
---------------------------------------------       ------------
 (Address of principal executive offices)            (Zip code)


                Registrant's telephone number,
              including area code (301) 979-4000



















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Item 2.  Acquisition or Disposition of Assets.

            On November 1, 1996, Manor Care, Inc. (the "Company") distributed (the "Distribution") to the holders of record on October 10, 1996 (the "Record Date") of the Company's common stock, par value $0.10 (the "Company Common Stock"), one share of common stock, par value $0.01 (the "Choice Common Stock"), of Choice Hotels International, Inc. ("Choice") for every share of Company Common Stock. As a result of the tax-free Distribu-tion, Choice owns all of the businesses and assets of, and is responsible for the liabilities associated with, the lodging and hotel franchise business operations (the "Lodging Busi-ness") previously conducted by the Company and certain of its subsidiaries. Choice Common Stock is now listed on the New
York Stock Exchange and trades under the symbol "CCH." For purposes of governing the ongoing relationships between the Company and Choice after the Distribution, and in order to pro-vide for an orderly transfer of the Lodging Business to Choice and facilitate the transition to two separate publicly-traded companies, the Company and Choice have entered into various agreements setting forth the Company's and Choice's on-going responsibilities regarding various matters. The agreements are included as exhibits hereto.


Item 7.  Financial Statements and Exhibits.


(c)  Exhibits.

2.1         Distribution Agreement dated as of
            October 31, 1996 between Manor Care,
            Inc. and Choice Hotels Holdings, Inc.
            (to be renamed Choice Hotels Interna-
            tional, Inc.)

2.2         Corporate Services Agreement dated as of
            November 1, 1996 between Choice Hotels
            International, Inc. and Manor Care, Inc.

2.3         Employee Benefits Administration Agree-
            ment dated as of November 1, 1996
            between Choice Hotels International,
            Inc. and Manor Care, Inc.

2.4         Employee Benefits & Other Employment
            Matters Allocation Agreement dated as of



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                                    -3-



            November 1, 1996 between Choice Hotels
            International, Inc. and Manor Care, Inc.

2.5         Gaithersburg Lease Agreement dated as of
            November 1, 1996 between Choice Hotels
            International, Inc. and Manor Care, Inc.

2.6         Loan Agreement dated as of November 1,
            1996 between Choice Hotels Interna-
            tional, Inc. and Manor Care, Inc.

2.7         Procurement Services Agreement dated as
            of November 1, 1996 between Choice
            Hotels International, Inc. and Manor
            Care, Inc.

2.8         Risk Management Consulting Services
            Agreement dated as of November 1, 1996
            between Choice Hotels International,
            Inc. and Manor Care, Inc.

2.9         Silver Spring Lease Agreement dated as
            of November 1, 1996 between Choice
            Hotels International, Inc. and Manor
            Care, Inc.

2.10        Tax Administration Agreement dated as of
            November 1, 1996 between Choice Hotels
            International, Inc. and Manor Care, Inc.

2.11        Tax Sharing Agreement dated as of
            November 1, 1996 between Choice Hotels
            International, Inc. and Manor Care, Inc.

2.12        Time Sharing Agreement dated as of
            November 1, 1996 between Choice Hotels
            International, Inc. and Manor Care, Inc.

2.13        Trademark Agreement dated as of
            November 1, 1996 between Choice Hotels
            International, Inc. and Manor Care, Inc.

2.14        Pilot Services Agreement dated
            November 1, 1996 between Choice Hotels
            International, Inc. and Manor Care, Inc.





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2.15        Vehicle Lease Agreement dated
            November 1, 1996 between Choice Hotels
            International, Inc. and Manor Care, Inc.

10.1 Amended and Restated Competitive Advance and Multi-Currency Revolving Credit Facility Agreement dated as of November 30, 1994, as amended and restated as of September 6, 1996 between Manor Care, Inc. and The Chase Manhattan Bank (formerly Chemical Bank)

10.2        Amendment Agreement dated September 6,
            1996

20          Letter to Manor Care, Inc.'s Stockhold-
            ers dated October 15, 1996








































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                                 SIGNATURE


            Pursuant to the requirements of the Securities
Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the under-signed hereunto duly authorized.


                                    MANOR CARE, INC.
                                    (Registrant)


                                    By:  /s/ James H. Rempe
                                         --------------------------
                                    Name:  James H. Rempe
                                    Title:  Senior Vice President
                                              and Secretary

Date:  November 5, 1996